________________________________________________________________________________

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 21, 1996

                            ------------------------

                        PHYSICIAN SUPPORT SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            ------------------------

                DELAWARE                                  33-80731                                 13-3624081
      (STATE OR OTHER JURISDICTION                      (COMMISSION                              (IRS EMPLOYER
           OF INCORPORATION)                            FILE NUMBER)                          IDENTIFICATION NO.)

               ROUTE 230 AND EBY-CHIQUES ROAD,
                         MT. JOY, PA                                                        17552
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                       (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (717) 653-5340

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

________________________________________________________________________________

     Physician Support Systems, Inc., a Delaware Corporation ('PSS'), hereby amends its Current Report on Form 8-K dated June 4, 1996 as set forth below.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.


     Set forth below are the audited financial statements of ALM, Inc., a Kansas corporation ('ALM'), as of December 31, 1995 and for the one year then ended. These financial statements have been audited by Deloitte & Touche LLP, independent auditors. Also set forth below are the unaudited financial statements of ALM as of March 31, 1996 and for the three months ended March 31, 1995 and 1996. These unaudited statements have been prepared on the same basis as the audited financial statements and, in the opinion of management, contain all adjustments necessary for a fair presentation of the financial position and results of operations for the periods presented. Operating results for the three months ended March 31, 1996 are not necessarily indicative of the results that may be expected for the entire year.

INDEPENDENT AUDITORS' REPORT



To the Board of Directors
  PHYSICIAN SUPPORT SYSTEMS, INC.



     We have audited the accompanying balance sheet of ALM, Inc. as of December 31, 1995, and the related statements of earnings, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.



     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



     In our opinion, such financial statements present fairly, in all material respects, the financial position of ALM, Inc. as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.






DELOITTE & TOUCHE LLP
Kansas City, Missouri
July 8, 1996

                                   ALM, INC.
                                 BALANCE SHEETS
                DECEMBER 31, 1995 AND MARCH 31, 1996 (UNAUDITED)



                                                                                         DECEMBER 31,     MARCH 31,
                                                                                             1995           1996
                                                                                         ------------    -----------
                                                                                                         (UNAUDITED)

                                        ASSETS
Current assets:
     Cash and cash equivalents........................................................     $112,285       $ 153,245
     Accounts receivable..............................................................      157,812         200,435
     Accounts receivable--unbilled....................................................      356,129         343,579
     Prepaid expenses and other current assets........................................        1,668           4,379
                                                                                         ------------    -----------
          Total current assets........................................................      627,894         701,638
                                                                                         ------------    -----------
Property and Equipment--Net...........................................................       65,215          82,578
                                                                                         ------------    -----------
Total.................................................................................     $693,109       $ 784,216
                                                                                         ------------    -----------
                                                                                         ------------    -----------
                         LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
     Accounts payable and accrued expenses............................................     $140,160       $ 150,268
     Accrued profit sharing contribution..............................................       31,699          --
                                                                                         ------------    -----------
          Total current liabilities...................................................      171,859         150,268
                                                                                         ------------    -----------
Commitments
Stockholders' equity:
     Common stock --$1 par value, 30,000 shares authorized, 138 shares issued and
      outstanding.....................................................................          138             138
     Additional paid-in capital.......................................................      178,462         178,462
     Retained earnings................................................................      342,650         455,348
                                                                                         ------------    -----------
          Total stockholders' equity..................................................      521,250         633,948
                                                                                         ------------    -----------
Total liabilities and stockholders' equity............................................     $693,109       $ 784,216
                                                                                         ------------    -----------
                                                                                         ------------    -----------


                       See notes to financial statements.


                                   ALM, INC.
                             STATEMENTS OF EARNINGS
YEAR ENDED DECEMBER 31, 1995 AND THREE MONTHS ENDED MARCH 31, 1995 AND 1996 (UNAUDITED)



                                                                                                  MARCH 31,
                                                                             DECEMBER 31,    --------------------
                                                                                 1995          1995        1996
                                                                             ------------    --------    --------
                                                                                                 (UNAUDITED)

Revenue...................................................................    $1,978,316     $490,010    $473,493
Operating expenses:
     Salaries and wages...................................................       752,442      179,419     195,802
     General and administrative...........................................       760,628      147,656     164,848
     Depreciation and amortization........................................        56,619       10,102       5,421
                                                                             ------------    --------    --------
          Total operating expenses........................................     1,569,689      337,177     366,071
                                                                             ------------    --------    --------
Income from operations....................................................       408,627      152,833     107,422
                                                                             ------------    --------    --------
Other income:
     Interest income......................................................         4,323          889         698
     Other, net...........................................................        18,128        4,433       4,578
                                                                             ------------    --------    --------
          Total other income..............................................        22,451        5,322       5,276
                                                                             ------------    --------    --------
Net income................................................................       431,078     $158,155     112,698
                                                                                             --------
                                                                                             --------
Unaudited pro forma income tax adjustments................................       164,000                   42,800
                                                                             ------------                --------
Unaudited pro forma net income............................................    $  267,078                 $ 69,898
                                                                             ------------                --------
                                                                             ------------                --------


                       See notes to financial statements.

                                   ALM, INC.
                       STATEMENTS OF STOCKHOLDERS' EQUITY
 YEAR ENDED DECEMBER 31, 1995 AND THREE MONTHS ENDED MARCH 31, 1996 (UNAUDITED)



                                                                           COMMON STOCK
                                                                         ----------------      PAID-IN      RETAINED
                                                                         SHARES    AMOUNT      CAPITAL      EARNINGS
                                                                         ------    ------    -----------    --------
                                                                                             (UNAUDITED)

Balance, January 1, 1995..............................................     138      $138      $ 178,462     $341,572
     Net income.......................................................                                       431,078
     Dividends........................................................                                      (430,000)
                                                                         ------    ------    -----------    --------
Balance, December 31, 1995............................................     138       138        178,462      342,650
     Net income (unaudited)...........................................                                       112,698
                                                                         ------    ------    -----------    --------
Balance, March 31, 1996 (unaudited)...................................     138      $138      $ 178,462     $455,348
                                                                         ------    ------    -----------    --------
                                                                         ------    ------    -----------    --------


                       See notes to financial statements.


                                   ALM, INC.
                            STATEMENTS OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1995 AND THREE MONTHS ENDED MARCH 31, 1995 AND 1996 (UNAUDITED)



                                                                                                  MARCH 31,
                                                                             DECEMBER 31,    --------------------
                                                                                 1995          1995        1996
                                                                             ------------    --------    --------
                                                                                                 (UNAUDITED)

Cash flows from operating activities:
     Net income...........................................................     $431,078      $158,155    $112,698
     Adjustments to reconcile net income to net cash provided by operating activities:
          Depreciation and amortization...................................       56,619        10,102       5,421
          Changes in operating assets and liabilities:
               Accounts receivable........................................      (21,906)      (42,078)    (42,623)
               Accounts receivable --unbilled.............................      (14,928)      (17,289)     12,550
               Prepaid expenses and other current assets..................        4,655         5,225      (2,711)
               Accounts payable and accrued expenses......................        5,519        21,806      10,108
               Accrued profit sharing contribution........................       31,699                   (31,699)
                                                                             ------------    --------    --------
                    Net cash provided by operating activities.............      492,736       135,921      63,744
Cash flows from investing activities--Purchase of property and equipment..      (17,727)      (15,834)    (22,784)
                                                                             ------------    --------    --------
                    Net cash used in investing activities.................      (17,727)      (15,834)    (22,784)
                                                                             ------------    --------    --------
Cash flows from financing activities--Cash dividends paid.................     (530,000)     (100,000)
                                                                             ------------    --------    --------
                    Net cash used in financing activities.................     (530,000)     (100,000)
                                                                             ------------    --------    --------
Net decrease in cash and cash equivalents.................................      (54,991)       20,087      40,960
Cash and cash equivalents, Beginning of period............................      167,276       167,276     112,285
                                                                             ------------    --------    --------
Cash and cash equivalents, End of period..................................     $112,285      $187,363    $153,245
                                                                             ------------    --------    --------
                                                                             ------------    --------    --------


                       See notes to financial statements.

                                   ALM, INC.
                         NOTES TO FINANCIAL STATEMENTS
       YEAR ENDED DECEMBER 31, 1995 AND THREE MONTHS ENDED MARCH 31, 1995
                             AND 1996 (UNAUDITED)




1. ORGANIZATION



DESCRIPTION OF THE BUSINESS



     ALM, Inc. (a Kansas corporation) is engaged in the business of providing accounts receivable management, billing, collection and related services to healthcare providers primarily in the greater Kansas City metropolitan area.



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



USE OF ESTIMATES



     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates include the Company's estimation of unbilled revenue and related accounts receivable. Actual results could differ from those estimates.



REVENUE RECOGNITION



     The Company estimates fees that will be invoiced upon collection of physician accounts receivable and recognizes such revenues when substantially all services to be performed by the Company have been completed. Accounts receivable -- unbilled represents amounts recognized for services rendered but not yet invoiced and is based on the Company's estimate of the fees that will be collected from clients when patient accounts are collected. This estimate is calculated by applying the Company's management fee percentage to an estimate of the clients' collections that will be achieved on amounts billed to patients and their insurers. The Company revises its estimate of its unbilled accounts receivable each month based on its clients' billing and collection information for that month. The Company provides for additional costs necessary to complete the collection process. Accounts receivable primarily represents amounts invoiced to clients.



CASH AND CASH EQUIVALENTS



     The Company considers its highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents as of December 31, 1995 primarily consist of bank money market and savings accounts.



PROPERTY AND EQUIPMENT



     Property and equipment are stated at cost. Depreciation is provided primarily on the straight-line and accelerated methods over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the related asset.



INCOME TAXES



     The Company has elected to be treated as an S Corporation for income tax purposes. As a result, the Company's earnings or loss for income tax purposes is included in the tax returns of the individual shareholders. Accordingly, no recognition has been given to income taxes in the accompanying financial statements. Net earnings for financial statement purposes may differ from taxable income reportable to shareholders as a result of differences between the tax basis and financial reporting basis of assets and liabilities. As of December 31, 1995, the primary differences between the tax basis and financial reporting basis of assets and liabilities related to the cash to accrual conversion which would include accounts receivable (billed and unbilled), prepaid expenses, accounts payable and accrued expenses.

                                   ALM, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
      YEAR ENDED DECEMBER 31, 1995 AND THREE MONTHS ENDED MARCH 31, 1995
                             AND 1996 (UNAUDITED)


     The unaudited pro forma income tax adjustments reflect income taxes as if the Company had operated as a C Corporation for income tax purposes.



ADVERTISING COSTS



     Costs incurred related to nondirect advertising are expensed as incurred. Advertising expense aggregated $49,734 for the year ended December 31, 1995 and $4,945 (unaudited) and $8,151 (unaudited) for the three months ended March 31, 1995 and 1996, respectively.



STATEMENT OF CASH FLOWS



     The Company made no cash payments with respect to interest or income taxes for the year ended December 31, 1995 and for the three months ended March 31, 1995 and 1996 (unaudited).



UNAUDITED INTERIM FINANCIAL INFORMATION



     The interim financial information as of and for the three month periods ended March 31, 1995 and 1996, was prepared by the Company in a manner consistent with the audited financial statements. The unaudited information, in management's opinion, reflects all adjustments that are of a normal recurring nature and that are necessary to present fairly the results for the periods presented. The results of operations for the three month period ended March 31, 1996 are not necessarily indicative of the results to be expected for the entire year.



3. PROPERTY AND EQUIPMENT



     Property and equipment consists of the following:



                                                                               AMOUNT
                                                                    ----------------------------
                                                     ESTIMATED      DECEMBER 31,     MARCH 31,
                                                    USEFUL LIFE         1995            1996
                                                   -------------    ------------    ------------
                                                                                    (UNAUDITED)

Furniture and fixtures..........................      5-10 years      $137,717        $138,217
Equipment.......................................         5 years        34,661          37,208
Computer software...............................       5-7 years       385,786         405,523
Leasehold improvements..........................   Life of lease        16,959          16,959
                                                                    ------------    ------------
                                                                       575,123         597,907
Less accumulated depreciation and
  amortization..................................                       509,908         515,329
                                                                    ------------    ------------
                                                                      $ 65,215        $ 82,578
                                                                    ------------    ------------
                                                                    ------------    ------------



4. CONCENTRATION OF REVENUES



     For the year ended December 31, 1995, three customers accounted for $937,222 or 47.4% of total revenues as follows:



                                                                               AMOUNT      %
                                                                              --------    ----

Customer 1.................................................................   $480,944    24.3%
Customer 2.................................................................    231,448    11.7
Customer 3.................................................................    224,830    11.4

                               ALM, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
      YEAR ENDED DECEMBER 31, 1995 AND THREE MONTHS ENDED MARCH 31, 1995
                           AND 1996 (UNAUDITED)


5. EMPLOYEE BENEFIT PLANS



     The Company sponsors a defined contribution profit sharing plan for substantially all of its employees who have met the one year continuous service requirement. The contribution is based upon a percentage of wages earned as approved by the Board of Directors. The contribution to the Plan for the year ended December 31, 1995 aggregated $31,699.



     In addition, the Company sponsors a defined contribution 401(k) plan for the benefit of its employees who meet the one year continuous service requirement. The Company provides no matching contributions to this plan.



6. LEASE COMMITMENT AND RELATED PARTY TRANSACTIONS



     The Company leases its office space from an affiliated entity (through certain common ownership). The lease is on a month-to-month basis and rental expense aggregated $79,476 for the year ended December 31, 1995 and $14,811 (unaudited) and $19,869 (unaudited) for the three months ended March 31, 1995 and 1996, respectively.



     The Company entered into an agreement during 1995 with an affiliated entity (through certain common ownership) to provide consultative services. The agreement provides for annual payments of $65,000 for such services and expires on December 31, 2000. However, the contract may be terminated without cause at either party's discretion with thirty days advance written notice. The Company recorded expense totaling $64,500 related to this agreement for the year ended December 31, 1995 and $16,250 (unaudited) for the three months ended March 31, 1995 and 1996.



     There were no payables to or receivables from the affiliated entities as of December 31, 1995 or March 31, 1996 (unaudited) relative to these agreements.



7. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS



     In accordance with SFAS No. 107, Disclosures About Fair Value of Financial Instruments, the following methods were used in estimating fair value disclosures for significant financial instruments of the Company. The carrying amount of cash and cash equivalents, accounts receivable and accounts payable approximates fair value because of the short maturity of those instruments.



8. SUBSEQUENT EVENT



     On May 21, 1996, the stockholders of ALM, Inc. sold substantially all assets and liabilities of the Company to Physician Support Systems, Inc. The accompanying financial statements do not reflect any of the effects of this subsequent transaction.

(B) PRO FORMA FINANCIAL INFORMATION.



     The following unaudited pro forma financial information gives effect to the acquisition by Physician Support Systems, Inc. ('PSS') of ALM, Inc. ('ALM'). Such acquisition, which was completed on May 21, 1996, was accounted for as a purchase. The unaudited pro forma financial statements are derived from the historical financial statements of PSS and ALM and estimates and assumptions set forth below and in the notes to the unaudited pro forma financial statements.



     The unaudited pro forma balance sheet gives effect to the acquisition by PSS of ALM as if such acquisition had occurred on March 31, 1996. The unaudited pro forma balance sheet also gives effect to the acquisition by PSS of PBS Northwest, Inc. ('PBS'), which was completed on May 8, 1996, as if such acquisition had occurred on March 31, 1996. Such unaudited pro forma balance sheet is derived from the unaudited consolidated balance sheet of PSS as of March 31, 1996 included in its Quarterly Report on Form 10-Q for the three months ended March 31, 1996 which is incorporated herein by reference, the unaudited balance sheet of PBS as of March 31, 1996 included in its Current Report on Form 8-K dated May 14, 1996, as amended by Amendment No. 1 thereto, which is incorporated herein by reference as well as the unaudited balance sheet of ALM as of March 31, 1996 included elsewhere in this Form 8-K.



     The unaudited pro forma statements of operations present unaudited pro forma results of operations for the year ended December 31, 1995 and the three months ended March 31, 1996. For purposes of the unaudited pro forma statements of operations, the acquisition by PSS of ALM is included as if such acquisition had occurred on January 1, 1995. In addition, the unaudited pro forma statements of operations show separately the results of operations of PBS, of the Acquired Businesses (North Coast Health Care Management Group ('NCHCM'), Medical Management Support, Inc. ('MMS') and Data Processing Systems, Inc. ('DPS')) which were acquired by PSS effective upon the completion of its initial public offering of common stock on February 12, 1996 and also include pro forma adjustments related to such offering. The unaudited pro forma statement of operations for the year ended December 31, 1995 is derived from the audited consolidated statement of operations of PSS for the year ended December 31, 1995 included in the Company's Annual Report on Form 10-K, the audited and unaudited statements of operations of PBS and of the Acquired Businesses for the year ended December 31, 1995, and the audited statement of operations of ALM for the year ended December 31, 1995 included elsewhere in this Form 8-K. The unaudited pro forma statement of operations for the three months ended March 31, 1996 is derived from the unaudited consolidated statement of operations of PSS for the three months ended March 31, 1996 included in its Quarterly Report on Form 10-Q for the three months ended March 31, 1996 (which includes the results of operations of the Acquired Businesses from the effective dates of their acquisitions by PSS to March 31, 1996), the unaudited statements of operations of PBS, of the Acquired Businesses from January 1, 1996 to the effective dates of their acquisitions, and the unaudited statement of operations of ALM for the three months ended March 31, 1996 included elsewhere in this Form 8-K.



     Pro forma adjustments are based upon preliminary estimates, available information and certain assumptions that management deems appropriate. The unaudited pro forma financial information presented herein are not necessarily indicative of the results PSS would have obtained had such events occurred at the beginning of the period, as assumed, or of the future results of PSS. The unaudited pro forma financial information should be read in conjunction with the financial statements and notes thereto included elsewhere in this prospectus.

                        PHYSICIAN SUPPORT SYSTEMS, INC.
                            PRO FORMA BALANCE SHEET
                                 MARCH 31, 1996
                                  (UNAUDITED)



                                                        HISTORICAL
                                              -------------------------------
                                               PHYSICIAN                             PRO FORMA
                                                SUPPORT                             ADJUSTMENTS
                                              SYSTEMS AND       PBS             --------------------
                                              SUBSIDIARIES   NORTHWEST   ALM      PBS          ALM        PRO FORMA
                                              ------------   ---------   ----   -------      -------      ---------

                   ASSETS
Cash........................................    $ 20,157       $ 271     $153   $(3,300)(a)  ($1,500)(b)   $15,781
Accounts receivable--billed.................       2,730         220      200                                3,150
Accounts receivable--unbilled...............       5,520         257      344                                6,121
Prepaid expenses and other current assets...         772          16        4                                  792
                                              ------------   ---------   ----                             ---------
     Total current assets...................      29,179         764      701                               25,844
                                              ------------   ---------   ----                             ---------
Fixed assets, net...........................       2,518          13       83                                2,614
Intangible assets, net......................      22,617                          2,745(a)     1,353(b)     26,715
Other assets................................          74           3                                            77
                                              ------------   ---------   ----   -------      -------      ---------
                                                $ 54,388       $ 780     $784   $  (555)     $  (147)      $55,250
                                              ------------   ---------   ----   -------      -------      ---------
                                              ------------   ---------   ----   -------      -------      ---------

    LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable............................         590           8                                           598
Accrued expenses............................       5,922         105      150                                6,177
Current portion of other long-term
  liabilities...............................         520                                                       520
Deferred income taxes.......................          39                            112(a)        37(b)        188
                                              ------------   ---------   ----                             ---------
Total current liabilities...................       7,071         113      150                                7,483
                                              ------------   ---------   ----                             ---------
Long-term debt..............................       5,500                                                     5,500
Other long-term liabilities.................       1,287                                         200(b)      1,487
Deferred income taxes.......................         912                                                       912
Common stock................................           6           1        1        (1)(a)       (1)(b)         6
Additional paid-in capital..................      43,678          10      178       (10)(a)     (178)(b)    43,928
                                                                                    656(a)       455(b)
                                                                                   (656)(a)     (455)(b)
                                                                                     --          250(b)
Retained earnings...........................      (4,066)        656      455      (656)(a)     (455)(b)    (4,066)
                                              ------------   ---------   ----   -------      -------      ---------
                                                  39,618         667      634      (667)        (384)       39,868
                                              ------------   ---------   ----   -------      -------      ---------
                                                $ 54,388       $ 780     $784   $  (555)     $  (147)      $55,250
                                              ------------   ---------   ----   -------      -------      ---------
                                              ------------   ---------   ----   -------      -------      ---------


                  See notes to pro forma financial statements.

                        PHYSICIAN SUPPORT SYSTEMS, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)


                                          HISTORICAL
                                    -----------------------    PRO FORMA
                                    PHYSICIAN                 ACQUISITION                                 PBS NORTHWEST
                                     SUPPORT                  ADJUSTMENTS                            ------------------------
                                     SYSTEMS                  -----------    PRO FORMA                             PRO FORMA
                                       AND        ACQUIRED     ACQUIRED      OFFERING                             ACQUISITION
                                    SUBSIDIARY   BUSINESSES   BUSINESSES    ADJUSTMENTS   SUBTOTAL   HISTORICAL   ADJUSTMENTS
                                    ----------   ----------   -----------   -----------   --------   ----------   -----------

Revenues..........................   $ 19,584      $8,704                                 $ 28,288     $2,113
Operating Expenses:
    Wages and salaries............      9,661       4,016       $  (100)(c)                 13,577      1,087
    General and administrative          6,846       2,499                                    9,345        431
    Depreciation and
      amortization................      3,378         181           614(d)                   4,173          9        $ 144(d)
                                    ----------   ----------                               --------   ----------
                                       19,885       6,696                                   27,095      1,527
                                    ----------   ----------                               --------   ----------
Income (loss) from operations            (301)      2,008                                    1,193        586
Other income (expense)
    Interest......................     (1,476)        (20)                    $ 2,406(e)       910         14         (165)(f)
    Other.........................          4         (55)                                     (51)
                                    ----------   ----------                               --------   ----------
                                       (1,472)        (75)                                     859         14
                                    ----------   ----------                               --------   ----------
Income (loss) before income taxes
  (benefit).......................     (1,773)      1,933                                    2,052        600
Income taxes (benefit)............       (500)        149         418(g)        962(g)       1,030                     116(g)
                                    ----------   ----------                               --------   ----------
Net income (loss).................   $ (1,273)     $1,784                                 $  1,022     $  600
                                    ----------   ----------                               --------   ----------
                                    ----------   ----------                               --------   ----------
Weighted average shares
  outstanding.....................
Net income (loss) per share.......


                                              ALM
                                    ------------------------
                                                  PRO FORMA
                                                 ACQUISITION
                                    HISTORICAL   ADJUSTMENTS   PRO FORMA
                                    ----------   -----------   ---------
Revenues..........................    $1,978                    $32,379
Operating Expenses:
    Wages and salaries............       752                     15,416
    General and administrative           760                     10,536
    Depreciation and
      amortization................        57           96(d)      4,479
                                    ----------                 ---------
                                       1,569                     30,431
                                    ----------                 ---------
Income (loss) from operations            409                      1,948
Other income (expense)
    Interest......................         4          (75)(f)       688
    Other.........................        18                        (33)
                                    ----------                 ---------
                                          22                        655
                                    ----------                 ---------
Income (loss) before income taxes
  (benefit).......................       431                      2,603
Income taxes (benefit)............                    104(g)      1,250
                                    ----------                 ---------
Net income (loss).................    $  431                    $ 1,353
                                    ----------                 ---------
                                    ----------                 ---------
Weighted average shares
  outstanding.....................                             6,276,628(h)
                                                               ---------
                                                               ---------
Net income (loss) per share.......                                 0.22
                                                                   ----
                                                                   ----


                  See notes to pro forma financial statements.

                        PHYSICIAN SUPPORT SYSTEMS, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)


                                                               HISTORICAL
                                               ------------------------------------------
                                               PHYSICIAN                                             PRO FORMA
                                                SUPPORT                                       ACQUISITION ADJUSTMENTS
                                                SYSTEMS                                     ---------------------------
                                                  AND        ACQUIRED       PBS             ACQUIRED      PBS               SUB
                                               SUBSIDIARY   BUSINESSES   NORTHWEST   ALM    BUSINESS   NORTHWEST    ALM    TOTAL
                                               ----------   ----------   ---------   ----   --------   ---------    ---    ------

Revenues.....................................    $6,399        $729        $ 565     $473                                  $8,166
Operating Expenses:
    Wages and salaries.......................     3,325         390          281     196                                    4,192
    General and administrative...............     2,218         210          105     165                                    2,698
    Depreciation and amortization............       961          64            1       5      $ 50(d)     $36(d)    $24(d)  1,141
                                               ----------     -----      ---------   ----                                  ------
                                                  6,504         664          387     366                                    8,031
                                               ----------     -----      ---------   ----                                  ------
Income (loss) from operations................      (105)         65          178     107                                      135
Other income (expense)
    Interest.................................      (146)         (1)                                                         (147)
    Other....................................       136                        1       5                                      142
                                               ----------     -----      ---------   ----                                  ------
                                                    (10)         (1)           1       5                                       (5)
                                               ----------     -----      ---------   ----                                  ------
Income (loss) before income taxes
  (benefit)..................................      (115)         64          179     112                                      130
Income taxes (benefit).......................       (56)                                         5(g)      57(g)    35 (f)     42
                                               ----------     -----      ---------   ----                                  ------
Net income (loss)............................    $  (59)       $ 64        $ 179     $112                                  $   88
                                               ----------     -----      ---------   ----                                  ------
                                               ----------     -----      ---------   ----                                  ------
Weighted average shares outstanding..........
Net income (loss) per share..................


                                                PRO FORMA
                                                OFFERING
                                               ADJUSTMENTS   PRO FORMA
                                               -----------   ----------
                                               <
Revenues.....................................                $    8,166
Operating Expenses:
    Wages and salaries.......................                     4,192
    General and administrative...............                     2,698
    Depreciation and amortization............                     1,141
                                                             ----------
                                                                  8,031
                                                             ----------
Income (loss) from operations................                       135
Other income (expense)
    Interest.................................     $ 205(e)           58
    Other....................................                       142
                                                             ----------
                                                                    200
                                                             ----------
Income (loss) before income taxes
  (benefit)..................................                       335
Income taxes (benefit).......................        82(g)          124
                                                             ----------
Net income (loss)............................                $      211
                                                             ----------
                                                             ----------
Weighted average shares outstanding..........                 6,276,628(h)
                                                             ----------
                                                             ----------
Net income (loss) per share..................                     $0.03
                                                                  -----
                                                                  -----


                  See notes to pro forma financial statements.

1. UNAUDITED PRO FORMA BALANCE SHEET ADJUSTMENTS



     (a) Adjustment to reclassify undistributed S Corporation earnings to additional paid-in capital and to reflect the acquisition of PBS by PSS. The purchase price of $3,300,000 (including transaction fees of approximately $300,000) is allocated as follows:



                                                                                        ($000S)
                                                                                        -------

Current assets.......................................................................   $   764
Fixed assets.........................................................................        13
Other assets.........................................................................         3
Intangible assets....................................................................     2,745
Current liabilities..................................................................      (225)
                                                                                        -------
     Total purchase price............................................................   $ 3,300
                                                                                        -------
                                                                                        -------



     Intangible assets include the following:



                                                                                        ($000S)
                                                                                        -------

Non-compete agreement................................................................   $   100
Goodwill.............................................................................     2,645
                                                                                        -------
     Total intangible assets.........................................................   $ 2,745
                                                                                        -------
                                                                                        -------



     Useful lives assigned to intangible assets are as follows:



                                                                              ESTIMATED
                                                                             USEFUL LIFE
                                                                          -----------------

Non-compete agreement..................................................   Life of agreement
Goodwill...............................................................       20 years

     (b) Adjustment to reclassify undistributed S Corporation earnings to additional paid-in capital and to reflect the acquisition of ALM by PSS. The purchase price of $1,950,000 (including $1,400,000 of cash and 11,628 shares of common stock valued at $250,000 paid at closing and deferred purchase price of $200,000 payable under certain circumstances two years after closing, and also including transaction fees of approximately $100,000) is allocated as follows:



                                                                                        ($000S)
                                                                                        -------

Current assets.......................................................................   $   701
Fixed assets.........................................................................        83
Intangible assets....................................................................     1,353
Current liabilities..................................................................      (187)
                                                                                        -------
     Total purchase price............................................................   $ 1,950
                                                                                        -------
                                                                                        -------



     Intangible assets include the following:



                                                                                        ($000S)
                                                                                        -------

Non-compete agreement................................................................   $   100
Goodwill.............................................................................     1,253
                                                                                        -------
     Total intangible assets.........................................................   $ 1,353
                                                                                        -------
                                                                                        -------



     Useful lives assigned to intangible assets are as follows:



                                                                              ESTIMATED
                                                                             USEFUL LIFE
                                                                          -----------------

Non-compete agreement..................................................   Life of agreement
Goodwill...............................................................       20 years

2. UNAUDITED PRO FORMA STATEMENT OF OPERATIONS ADJUSTMENTS



     (c) Adjustment to reflect the decrease in compensation expense as a result of employment agreements with NCHCM executive officers entered into as a result of the acquisition by PSS.



     (d) Adjustment to reflect the increase in amortization expense associated with the intangible assets recorded by PSS in purchase accounting related to the acquisitions. The goodwill associated with the acquisitions is being amortized on a straight line basis over an estimated life of 20 years.



     (e) Adjustment to reflect the decrease in interest expense and increase in interest income associated with the repayment of long-term debt as a result of the offering.



     (f) Adjustment to reduce interest income earned in adjustment(e) as a result of the purchases of PBS and ALM.



     (g) Adjustment to reflect the income tax effects of the acquisitions.



     (h) The weighted average shares outstanding used to calculate pro forma earnings per share is 6,276,628 shares, representing the number of shares issued and outstanding as a result of the offering and the ALM acquisition.



(C) EXHIBITS.



99.1 --      Physician Support Systems, Inc., Form 10-Q (File 33-80731)  for the quarter ended March 31, 1996  previously filed and incorporated herein by reference.

99.2 --      Physician  Support Systems, Inc. Form 8-K  (File 33-80731) dated May 14, 1996  as amended by Amendment No. 1 thereto dated July 15, 1996, previously filed and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to its report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          PHYSICIAN SUPPORT SYSTEMS, INC.


Dated: August 2, 1996.


                                                       /S/ DAVID S. GELLER
                                          By  ..................................
                                                      DAVID S. GELLER
                                                   SENIOR VICE PRESIDENT